LAUDUS TRUST

(the “Trust”)

Laudus Growth Investors U.S. Large Cap Growth Fund

(the “Fund”)

Supplement dated September 10, 2013 to the

Summary Prospectus and Statutory Prospectus,

each dated July 29, 2013

This supplement provides new and additional information beyond that contained in the

Statutory Prospectus and should be read in conjunction with the

Summary Prospectus and Statutory Prospectus

Effective September 9, 2013, UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) has announced that Daniel Neuger has joined UBS Global AM and has been appointed a portfolio manager of the Fund. In addition, Paul A. Graham has announced his intention to retire at the end of the year and, as a result, is being removed as a portfolio manager of the Fund. Peter J. Bye continues as a portfolio manager of the Fund with Mr. Neuger.

Accordingly, all references to Mr. Graham are here by deleted in their entirety, and the following changes are made to the Summary Prospectus and Statutory Prospectus:

The “Portfolio manager” section on page 3 of the Summary Prospectus and Page 3 of the Statutory Prospectus is deleted and replaced in its entirety with the following:

Portfolio managers

Peter J. Bye, Executive Director of UBS Global AM, has been portfolio manager of the fund since November, 2012.

Daniel Neuger, Executive Director of UBS Global AM, has been portfolio manager of the fund since September 9, 2013.

Paragraphs 9-11 of the “Fund management” section on Page 8 of the Statutory Prospectus are deleted and replaced in their entirety with the following:

Peter J. Bye is responsible for the day-to-day management of the fund. Mr. Bye, as portfolio manager of the fund, is responsible for managing the portfolio and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Bye is an Executive Director of UBS Global AM. Prior to joining UBS Global AM in 2010, Mr. Bye worked for 12 years in equity research covering healthcare sectors at Cowen & Co., Citigroup, Wachovia and most recently Jefferies and Co.

Daniel Neuger is responsible for the day-to-day management of the fund. Mr. Neuger, as portfolio manager of the fund, is responsible for managing the portfolio and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Neuger is an Executive Director of UBS Global AM. Prior to joining UBS Global AM in 2013, Mr. Neuger was a U.S. equity portfolio manager at Pinebridge Investments since 2004, most recently serving as Head of U.S., EU and Global Active Equities.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the Statement of Additional Information (SAI).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG76749-00 (09/13) © 2013 All Rights Reserved

DST 00104404